UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2007

COMVERGE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33399	22-3543611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

120 Eagle Rock Avenue, Suite 190

East Hanover, New Jersey 07936

(Address of principal executive offices)

(973) 884-5970

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As described in its press release, dated April 12, 2007, and in its final prospectus, dated April 12, 2007 and filed on April 13, 2007 (the “Prospectus”), with the Securities and Exchange Commission pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended, Comverge, Inc. (the “Company”) and the selling stockholders named therein (the “Selling Stockholders”) entered into an Underwriting Agreement on April 12, 2007 (the “Underwriting Agreement”) with the underwriters named therein (collectively, the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering of 5,300,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), sold by the Company at a price to the public of $18.00 per share ($16.74 per share, net of underwriting discounts). Pursuant to the Underwriting Agreement, the Selling Stockholders have granted the Underwriters a 30-day option to purchase up to an additional 795,000 shares of the Company’s Common Stock to cover over-allotments, if any.

In the Underwriting Agreement, the Company and the Selling Stockholders have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On April 12, 2007, the Company announced that it had priced its initial public offering of 5,300,000 shares of Common Stock, plus 795,000 shares of Common Stock to be sold by the Selling Stockholders to cover over-allotments, if any. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits
(c)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 12, 2007, among Comverge, Inc., the selling stockholders named on Schedule II thereto, and the underwriters named on Schedule I thereto.

99.1	Press Release, issued April 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERGE, INC.

By:	/s/ T. Wayne Wren
Name:	T. Wayne Wren
Title:	Executive Vice President and General Counsel

Dated: April 13, 2007

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated April 12, 2007, among Comverge, Inc., the selling stockholders named on Schedule II thereto, and the underwriters named on Schedule I thereto.

99.1	Press Release, issued April 12, 2007.